SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2006 (October 13, 2006)

NetRatings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27907	77-0461990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 West 45th Street, 35th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 703-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Contract.

On October 13, 2006, the Board of Directors of NetRatings, Inc. (the “Company”) agreed to compensate each of Arthur F. Kingsbury, D. Scott Mercer and Jerrell W. Shelton in the amount of $60,000 for service as members of the Special Committee of the Company’s Board of Directors created on October 10, 2006 to consider the proposal from VNU Group B.V. (“VNU”) to purchase for $16.00 in cash each share of the Company’s common stock that VNU or its affiliates does not currently own. The $60,000 will be paid in two equal installments of $30,000 on November 1, 2006 and January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2006	NETRATINGS, INC.

	By:	/s/ Todd Sloan
Todd Sloan Executive Vice President, Chief Financial Officer & Secretary